UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________________________________________________________________________________________________

FORM 8-K/A
(Amendment No. 1)
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 12, 2025
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Ring Energy, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment No. 1”) to the Company’s Current Report on Form 8-K, filed on September 15, 2025 (the “Original Report”), to update the disclosures contained therein under Item 5.02 and Item 9.01, which are hereby supplemented and amended by the disclosure contained in Item 5.02 and Item 9.01 of this Amendment No. 1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, Travis T. Thomas resigned as Chief Financial Officer of the Company as of September 12, 2025. On October 2, 2025, Mr. Thomas and the Company entered into a General Release Agreement (the “Release Agreement”).

Under the terms of the Release Agreement, Mr. Thomas will be entitled to receive the following: (1) a cash severance payment of $1,021,688.36, payable in a lump sum payment within ten business days of the effective date of the Release Agreement, less applicable taxes and deductions; (2) reimbursement of COBRA premiums for 18 months, less applicable withholding taxes; and (3) acceleration of the vesting of his outstanding equity awards.

As consideration for the foregoing, Mr. Mr. Thomas has agreed to a general release of all claims against the Company and its affiliates, as well as to be bound by customary covenants relating to confidentiality, return of property and non-disparagement.

Mr. Thomas has the right to revoke the general release contemplated by the Release Agreement within seven days of his execution thereof, in which case the release and the Release Agreement would automatically become null and void.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	General Release Agreement dated October 2, 2025 by Travis T. Thomas
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	October 3, 2025	By:	/s/ Paul D. McKinney
Paul D. McKinney
Chairman and Chief Executive Officer